Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned hereby certifies that the Annual Report on Form 10-K for the year ended April 30, 2009 of Universal Infotainment Systems Corporation
 (the  "Company")  fully  complies  with the  requirements  of Section  13(a) or
Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    Universal Infotainment Systems Corporation

Dated: July 24th, 2009              By:   /s/ James Clark Beattie
                                    --------------------------------------------
                                          James Clark Beattie
                                          Chief Executive Officer
                                          Chief Financial Officer

        A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Universal Infotainment Systems Corporation and will be retained by Universal Infotainment Systems Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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